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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): NOVEMBER 23, 1998
                                                  ------------------------------

                       NETSCAPE COMMUNICATIONS CORPORATION
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               (Exact name of registrant as specified in its charter)


          DELAWARE                   0-26310                   94-3200270
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      (State or other              (Commission                (IRS Employer
jurisdiction of incorporation)     File Number)           Identification Number)

501 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA                    94043
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (650) 254-1900
                                                     ---------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     Effective November 23, 1998, pursuant to a Preferred Shares Rights Agreement between Netscape Communications Corporation (the "Company") and BankBoston, N.A., as Rights Agent, the Company's Board of Directors declared a dividend of one right (a "Right") to purchase one one-thousandth share of the Company's Series A Participating Preferred Stock ("Series A Preferred") for each outstanding share of Common Stock, $.0001 par value, of the Company. The dividend is payable on December 11, 1998 to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred at an exercise price of Two Hundred Twenty-Five dollars ($225.00) (the "Exercise Price"), subject to adjustment. If an acquiror obtains 15% or more of the Company's Common Stock (other than any action taken by America Online, Inc. ("AOL"), pursuant to that certain Agreement and Plan of Merger among the Company, AOL and Apollo Acquisition Corp. dated as of November 23, 1998 (the "Merger Agreement")) (any such acquiror, an "Acquiring Person"), then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of the Company's Common Stock having a then current market value of twice the Exercise Price. If, after an Acquiring Person obtains 15% or more of the Company's Common Stock, (a) the Company merges into another entity, (b) an acquiring entity merges into the Company or (c) the Company sells more than 50% of the Company's assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock of the person engaging in the transaction having a then current market value of twice the Exercise Price.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

EXHIBIT NO.                             DESCRIPTION
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4.1            Preferred Shares Rights Agreement, dated as of November 23,
               1998 between Netscape Communications Corporation and BankBoston, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 1998           NETSCAPE COMMUNICATIONS CORPORATION


                                   /s/ Peter L.S. Currie
                                   ---------------------------------------------
                                   Peter L.S. Currie
                                   Executive Vice President and
                                   Chief Administrative Officer


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                          INDEX TO EXHIBITS FILED WITH
            THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 23, 1998


EXHIBIT NO.                             DESCRIPTION
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4.1            Preferred Shares Rights Agreement, dated as of November 23,
               1998 between Netscape Communications Corporation and BankBoston, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.